UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2025

Couchbase, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3155 Olsen Drive, San Jose, California 95117

(Address of principal executive offices, including zip code)

(650) 417-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BASE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on September 24, 2025 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated June 20, 2025 (the “Merger Agreement”), by and among Cascade Parent Inc., a Delaware corporation (“Parent”), Cascade Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Couchbase, Inc., a Delaware corporation (“Couchbase”). Parent and Merger Sub are affiliates of Haveli Investments, L.P. (“Haveli”).

On the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into Couchbase (the “Merger”), with Couchbase surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

This information set forth in this Introductory Note is incorporated by reference into each item of this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Holdco Credit Agreement

Concurrently with the effective time of the Merger (the “Effective Time”), Cascade Intermediate II, Inc., a Delaware corporation and an indirect parent of Parent (“Holdco Borrower”), entered into the Credit Agreement by and among Holdco Borrower, as borrower, Apollo Administrative Agency LLC, as the administrative agent and as the collateral agent, and the lenders party thereto (the “Holdco Credit Agreement”). The Holdco Credit Agreement provides for the extensions of initial term loans to Holdco Borrower in an aggregate principal amount of $150,000,000 (the “Holdco Term Loan”). The proceeds of the Holdco Term Loan were used on the Closing Date to, among other things, make a contribution to Parent to finance the transactions contemplated by the Merger Agreement and pay related fees and expenses. The Holdco Credit Agreement contains representations and warranties, covenants and events of default customary for agreements of this type. The obligations under the Holdco Credit Agreement are not guaranteed by, or secured by assets of, the Parent or the Surviving Corporation.

Opco Credit Agreement

In addition, concurrently with the Effective Time, Parent entered into the Credit Agreement among Cascade Holdings I, Inc., a Delaware corporation and the direct parent of Parent (the “Opco Holdco”), Parent, as borrower, Apollo Administrative Agency LLC, as the administrative agent and as the collateral agent, and the lenders party thereto (the “Opco Credit Agreement”). The Credit Agreement provides for extensions of credit in the form of (i) initial term loans to Parent in an aggregate principal amount of $450,000,000 (the “Opco Term Loan”) and (ii) revolving credit loans made available to the Parent at any time and from time to time (prior to the fifth anniversary of the Closing Date) in an aggregate principal amount at any time outstanding not in excess of $40,000,000 (including letters of credit outstanding at the time). The proceeds of the Opco Term Loan were used on the Closing Date to, among other things, finance the transactions contemplated by the Merger Agreement and pay related fees and expenses. The Opco Credit Agreement contains representations and warranties, covenants (including financial covenants) and events of default customary for agreements of this type. The obligations under the Opco Credit Agreement are secured on a first-priority basis on substantially all assets of the Opco Holdco, the Parent and the Surviving Corporation.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the occurrence of the Effective Time, Couchbase repaid all loans and other obligations, cash collateralized all letters of credit and terminated all credit commitments outstanding under that certain Loan and Security Agreement dated as of February 7, 2024, between Couchbase and MUFG Bank, Ltd.

Item 2.01	Completion of Acquisition or Disposition of Assets.

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each share of Couchbase’s common stock, par value $0.00001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (subject to certain exceptions specified in the Merger Agreement) was automatically canceled and converted into the right to receive $24.50 in cash, without interest (the “Per Share Price”), subject to applicable withholding taxes.

Pursuant to the Merger Agreement, Couchbase’s equity awards that were outstanding immediately prior to the Effective Time were treated in the following manner in connection with the Merger:

Treatment of Couchbase Restricted Stock Units

•
At the Effective Time, each outstanding restricted stock unit award that was subject solely to time-based vesting (a “Couchbase RSU Award”) that was vested (but not then settled) or that vested as a result of the consummation of the Merger (a “Vested Couchbase RSU Award”) was cancelled in exchange for the right to receive an amount in cash (without interest) equal to (1) the total number of shares of Common Stock subject to such Vested Couchbase RSU Award multiplied by (2) the Per Share Price, less applicable taxes required to be withheld with respect to such payment.

•
At the Effective Time, each outstanding Couchbase RSU Award (or portion thereof) that was outstanding and unvested (an “Unvested Couchbase RSU Award”) was cancelled and converted into the right to receive an amount in cash (without interest) (the “Converted RSU Cash Award”) equal to (1) the total number of shares of Common Stock subject to such Unvested Couchbase RSU Award multiplied by (2) the Per Share Price, less applicable taxes required to be withheld with respect to such payment. Each Converted RSU Cash Award is subject to the same terms and conditions (including acceleration provisions upon a qualifying termination of employment (if any)) as applied to the corresponding Unvested Couchbase RSU Award, except for administrative changes that are not adverse to the former holder of the Unvested Couchbase RSU Award.

•
Each outstanding restricted stock unit award subject to performance-based vesting (a “Couchbase PSU Award”) (or portion thereof) that was vested at the Effective Time (but not then settled) or that vested as a result of the consummation of the Merger (a “Vested Couchbase PSU Award”) was cancelled and converted into the right to receive an amount in cash (without interest) equal to (1) the total number of shares of Common Stock subject to such Vested Couchbase PSU Award (as determined in accordance with the terms of the applicable award agreement) multiplied by (2) the Per Share Price, less applicable taxes required to be withheld with respect to such payment.

•
At the Effective Time, each outstanding Couchbase PSU Award that was unvested at the Effective Time (an “Unvested Couchbase PSU Award”) was cancelled and converted into the right to receive an amount in cash (without interest) (the “Converted PSU Cash Award”) equal to (1) the total number of shares of Common Stock subject to such Unvested Couchbase PSU Award (as determined in accordance with the applicable award agreement) multiplied by (2) the Per Share Price, less applicable taxes required to be withheld with respect to such payment. Each Converted PSU Cash Award will vest on December 15, 2025, subject to the holder’s continued service through such vesting date and subject to any other terms and conditions (excluding performance-based vesting conditions but including acceleration provisions upon a qualifying termination of employment (if any)) as applied to the corresponding Unvested Couchbase PSU Award immediately prior to the Effective Time, except for administrative changes that are not adverse to the holder of the Unvested Couchbase PSU Award. Each Couchbase PSU Award that was subject to vesting based upon achievement of certain Common Stock price targets that were greater than the Per Share Price was cancelled in connection with the Closing in accordance with its terms.

Treatment of Couchbase Options

•
At the Effective Time, each outstanding option to purchase shares of Common Stock (a “Couchbase Option”) that was vested (a “Vested Couchbase Option”) was cancelled and converted into the right to receive (without interest) an amount in cash equal to (1) the total number of shares of Common Stock subject to the Vested Couchbase Option multiplied by (2) the excess, if any, of the Per Share Price over the exercise price per share, less applicable taxes required to be withheld with respect to such payment.

•
At the Effective Time, each outstanding Couchbase Option that was unvested (an “Unvested Couchbase Option”) was cancelled and converted into the contingent right to receive an amount in cash (the “Converted Option Cash Award”) equal to (1) the total number of shares of Common Stock subject to the Unvested Couchbase Option multiplied by (2) the excess, if any, of the Per Share Price over the exercise price per share, less applicable taxes required to be withheld with respect to such payment. Each such Converted Option Cash Award assumed and converted pursuant to the Merger Agreement will continue to have the same terms and conditions (including acceleration provisions upon a qualifying termination of employment (if any)) as applied to the corresponding Unvested Couchbase Option, except for administrative changes that are not adverse to the former holder of the Unvested Couchbase Option.

•
Any Couchbase Option (whether vested or unvested) that had an exercise price per share that was greater than or equal to the Per Share Price was cancelled at the Effective Time for no consideration or payment.

In connection with the consummation of the Merger, Couchbase’s 2021 Employee Stock Purchase Plan will be terminated.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Couchbase’s Current Report on Form 8-K, filed by Couchbase with the Securities and Exchange Commission (“SEC”) on June 20, 2025. Such exhibit is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Surviving Corporation notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq suspend trading of the Common Stock. As a result, trading of the Common Stock on Nasdaq was suspended prior to the opening of trading on the Closing Date. On the Closing Date, the Surviving Corporation also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Common Stock from Nasdaq will be effective 10 days after the filing of the Form 25.

Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act and suspend reporting obligations under Section 13 and Section 15(d) of the Exchange Act with respect to the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, the holders of shares of Common Stock ceased to have any rights as stockholders of Couchbase, other than the right to receive the Per Share Price.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of Couchbase occurred and Merger Sub has been merged with and into Couchbase, with Couchbase continuing as the Surviving Corporation and as a direct wholly owned subsidiary of Parent.

The aggregate consideration in the Merger was approximately $1.5 billion. The source of the funds for the consideration paid by Parent in the Merger was a combination of equity contributions from investments funds associated with Haveli, as well as net cash proceeds from debt facilities described in Item 1.01 above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the consummation of the Merger, each of Edward T. Anderson, Alvina Antar, Matthew Cain, Carol Carpenter, Lynn Christensen, Kevin Efrusy, Jeff Epstein, Aleksander Migon, David Scott, and Richard Simonson, each of whom was a member of the board of directors of Couchbase (“Couchbase Board”) as of immediately prior to the Effective Time, ceased to be members of the Couchbase Board and ceased to be members of any committees of the Couchbase Board on which such directors served, effective as of the Effective Time. These departures were not a result of any disagreement between Couchbase and any of the directors on any matter relating to Couchbase’s operations, policies or practices.

At the Effective Time, each of Brian Sheth and Sumit Pande was appointed to the board of directors of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of Couchbase, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation filed herewith as Exhibit 3.1. Such exhibit is incorporated by reference.

At the Effective Time, the bylaws of Couchbase, as in effect immediately prior to the Effective Time, were amended and restated to be in the form of the bylaws filed herewith as Exhibit 3.2. Such exhibit is incorporated by reference.

Item 8.01	Other Events.

On the Closing Date, Couchbase issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of June 20, 2025, by and among Cascade Parent Inc., Cascade Merger Sub Inc., and Couchbase, Inc. (incorporated by reference to Exhibit 2.1 to Couchbase’s Current Report on Form 8-K filed on June 20, 2025)*

3.1	Amended and Restated Certificate of Incorporation of Couchbase, Inc.

3.2	Amended and Restated Bylaws of Couchbase, Inc.

99.1	Press Release, dated September 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Couchbase hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request. Couchbase may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COUCHBASE, INC.

Date: September 24, 2025	By:	/s/ Margaret Chow
Name: Margaret Chow
Title: SVP, Chief Legal Officer and Corporate Secretary